EXHIBIT 99.2
Copyright 3D Systems Corporation All Rights Reserved
3D Systems
www.3dsystems.com
NASDAQ:TDSC
Conference Call &
Webcast
February 22, 2011
Quickparts
Acquisition

Copyright 3D Systems Corporation All Rights Reserved
2

• Investor Relations Coordinator
Stacey Witten
• President & Chief Executive Officer
Abe Reichental
• Senior Vice President & Chief
   Financial Officer
Damon Gregoire
• Vice President & General Counsel
Bob Grace
Participants

Copyright 3D Systems Corporation All Rights Reserved
3

To listen to the conference
via phone and to ask
questions during our Q&A
session, please dial:
• 1-888-626-7452 in the
   United States
• 1-201-604-5102 from
   outside the United States
Welcome Webcast Viewers

Copyright 3D Systems Corporation All Rights Reserved
4

Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,”
“estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-
looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business.
Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company.
The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk
Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange
Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.
Forward Looking Statements

Copyright 3D Systems Corporation All Rights Reserved
5

Acquisition Highlights
We acquired
Quickparts, a leading
custom parts services
marketing company
with 2010 annual
revenue of $25.2
million
Quickparts is an
aggregator and
marketer of other
custom parts
providers’ capacity
Quickparts employs a
proprietary
procurement sales and
delivery technology
platform that
combines e-commerce
with high touch
customer care
We plan to operate
Quickparts and
3Dproparts™ as
independent brands
within our growing
custom parts services
portfolio

Copyright 3D Systems Corporation All Rights Reserved
6

Quickparts serves over
14,000 customers
world-wide delivering
a comprehensive
portfolio of additive
and traditional custom
parts without
manufacturing brick
and mortar investment
Quickparts proprietary
e-commerce
procurement, sales
and delivery
technology and high
touch customer care
can be leveraged
across all 3D Systems’
products and services
Quickparts represents
an attractive revenue
growth opportunity
with potential margin
expansion based on its
scalable technology
platform
Quickparts Facts
Quickparts pioneered online instant quoting and ordering services

Copyright 3D Systems Corporation All Rights Reserved
7

Link To Strategy
This acquisition brings us
a proprietary e-commerce
technology coupled with a
best in class outbound
marketing and sales
organization
Quickparts adds
immediate scale by
doubling our custom parts
services revenue and
enables margin expansion
within our services
category
Quickparts is a profitable,
well run, entrepreneurial
business with a great
team and seriously
committed marketplace
following
 We plan to keep the
team intact and continue
to operate it under the
capable leadership of Ron
Hollis from its current
Atlanta location
We expect this
acquisition to be
accretive to our earnings
and contribute favorably
to achieving our long
term operating model

Copyright 3D Systems Corporation All Rights Reserved

Combined Synergies
Largest custom parts fulfillment capacity
Latest 3D printing products and services
Financial strength and flexibility
We expect accelerated profitable growth with enhanced brand experience
Proven, high touch marketing capabilities
with proprietary e-commerce technology
Loyal marketplace acceptance and following
Expanded menu of services with
complementary capabilities and price points
Enhanced scalability with significant cross-
selling and upselling opportunities

Copyright 3D Systems Corporation All Rights Reserved

Quickparts Economics
2010 annual revenue
of $25.2 million
• Gross profit margin of
   38.3%
• Fully taxed net income of
   $2.0 million
We acquired all of
Quickparts’
outstanding shares
in a cash transaction
• We paid $15.9 million,
   net of cash acquired, at
   closing, from our cash
• Recorded a deferred
   payment of $7.2 million
   that is due six months
   after closing
For the full year 2010
Quickparts would have
contributed 8 cents to
3D Systems EPS from
its net income
• We estimate that
   integration synergies could
   contribute additional 4-8
   cents

Copyright 3D Systems Corporation All Rights Reserved

Accelerate custom parts and
personal printers revenue growth
through new hybrid, high touch
e-channel
Increase adoption
through improved
utility and performance
Leverage channel to deliver
additional products and services
Expectations

Copyright 3D Systems Corporation All Rights Reserved

Outlook
Quickparts represents a significant milestone in
our acquisition strategy
Going forward we expect to target businesses
of comparable scale and value
As we expand our acquisition horizon, it may be
necessary to augment self-funding with
complimentary funding alternatives
We expect future acquisitions activity to mirror
our strategic growth initiatives and be accretive
to our earnings

Copyright 3D Systems Corporation All Rights Reserved

Well Positioned for Long Term
First mover advantage in key verticals
Print engine technology flexibility
Complete products and services portfolio
Growing global presence and installed base
Multiple recurring revenue & earnings sources
Measurable customer and stockholder value

Copyright 3D Systems Corporation All Rights Reserved
13

Q&A Session
Out of respect for other conference call participants,
please ask one question and then return to the queue
to ask additional questions
Please direct all questions through the teleconference
portion of this call
• U.S.: 1-888-626-7452
• International: 1-201-604-5102
To ask questions:

Copyright 3D Systems Corporation All Rights Reserved
Thank You For Participating
Replay available at www.3dsystems.com/ir